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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 2, 2004
                        (Date of earliest event reported)

                             GREY GLOBAL GROUP INC.
             (Exact name of Registrant as specified in its charter)

    Delaware              0-7898                     13-0802840
   (State of        (Commission File No.)        (IRS Employer
Incorporation)                                  Identification No.)



                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE; AND

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The materials attached hereto as Exhibit 99.1 were used in connection with a presentation made at an industry conference on March 2, 2004 and are being furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition".

The materials may include Forward Looking Statements (as defined in the Private Securities Litigation Reform Act of 1995). The Forward Looking Statements are subject to risks and uncertainties. Actual results or outcomes may differ materially from those discussed in the Forward Looking Statements.

In addition, the materials include information on earnings before interest, taxes, depreciation and amortization ("EBITDA"). A reconciliation of EBITDA to generally accepted accounting principles ("GAAP") is attached hereto as Exhibit 99.2.

EXHIBIT

99.1 Presentation materials.
99.2 EBITDA reconciliation

                            (Signature page follows)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    GREY GLOBAL GROUP INC.

                                                    By: /s/ Steven G. Felsher
                                                       -------------------------
                                                       Name:  Steven G. Felsher
                                                       Title:  Vice Chairman

Dated: March 2, 2004